UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
October 22, 2006

Date of Report (Date of earliest event reported)
CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3160 Porter Drive, Palo Alto, California 94304

(Address of principal executive offices, including zip code)
(650) 843-2800

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.03. Material Modification to Rights of Security Holders.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3

Item 1.01 Entry into a Material Definitive Agreement.
          On October 22, 2006, Stiefel Laboratories, Inc. (“Parent”); Clear Acquisition Sub, Inc., a wholly-owned subsidiary of Parent (“Merger Sub”) and Connetics Corporation (“Connetics”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), under which Merger Sub will be merged with and into Connetics, with Connetics continuing after the merger as the surviving corporation and an indirect wholly-owned subsidiary of Parent (the “Merger”). At the effective time of the Merger, each issued and outstanding share of common stock, $0.001 par value per share, of Connetics will be converted into the right to receive $17.50 in cash without interest.
     The Merger Agreement was unanimously approved by the board of directors of Connetics. The closing of the Merger is subject to the approval of the stockholders of Connetics as well as antitrust clearance and customary closing conditions. The closing of the merger is not subject to a financing condition.
     The description of the proposed Merger described in this report does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report and incorporated herein by reference. The Merger Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Connetics. The Merger Agreement contains representations and warranties the parties thereto made to and solely for the benefit of each other. The assertions embodied in those representations and warranties are qualified by information in a confidential disclosure schedule that Connetics has delivered in connection with signing the Merger Agreement. Accordingly, security holders should not rely on the representations and warranties as characterizations of the actual state of facts, since they were only made as of the date of the Merger Agreement and are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Connetics’ public disclosures.
     In connection with the Merger Agreement, the directors and executive officers of Connetics, concurrently with the execution and delivery of the Merger Agreement, entered into Voting Agreements with Stiefel (the “Voting Agreements”), pursuant to which they each agreed, among other things, to vote the shares of Connetics common stock held by them in favor of the Merger and against any other proposal or offer to acquire Connetics. If the Merger Agreement is terminated for any reason, the Voting Agreements will also terminate. The directors and executive officers who have entered into Voting Agreements own, in the aggregate, 1,033,051 shares of Connetics common stock as of October 23, 2006, representing approximately three percent of Connetics’ outstanding common stock..
     Immediately prior to the execution of the Merger Agreement, the Company and Computershare Trust Company, N.A. entered into an amendment (the “Rights Agreement Amendment”) to the Company’s Rights Agreement dated as of November 21, 2001 (the “Rights Agreement”). The purpose and effect of the Rights Agreement Amendment is to make the Rights Agreement inapplicable to the announcement, approval, execution, delivery or performance of the Merger Agreement or the Voting Agreements, or the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement, so that these events will not trigger the separation or exercise of the Rights (as defined in the Rights Agreement). Connetics and Stiefel also entered into a Distribution and Supply Agreement (the “Distribution and Supply Agreement”) in which they agreed that if a third party should begin selling a generic version of Connetics’ Soriatane® product, Stiefel would be authorized to also sell a generic version of Soriatane in the United States, Connetics would supply Stiefel with its requirements of the product (subject to certain limitations) and Connetics would not supply any other party with a generic version of Soriatane. If the Merger Agreement is terminated, then Connetics would be entitled to terminate the Distribution and Supply Agreement.

     The form of the Voting Agreements, the Rights Agreement Amendment and the Distribution and Supply Agreement are attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated herein by reference in their entirety. The foregoing descriptions of the Voting Agreements, the Rights Agreement Amendment and the Distribution and Supply Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements.
     In connection with the proposed Merger, Connetics will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders can obtain a free copy of the proxy statement (when available) and other documents filed by Connetics with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by Connetics with the Securities and Exchange Commission may also be obtained from Connetics by directing a request to Connetics’ investor relations office at (650) 843-2851.
     Connetics and its directors and its executive officers may be deemed, under Securities and Exchange Commission rules, to be participants in the solicitation of proxies from Connetics stockholders in favor of the proposed Merger. Information regarding the identity of these persons is set forth in a Schedule 14A filed by Connetics with the Securities and Exchange Commission on April 21, 2006 relating to Connetics’ 2006 annual meeting of shareholders, which is available free of charge from the Securities and Exchange Commission or from Connetics’ investor relations contact, as indicated above. Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed Merger that will be filed by Connetics with the Securities and Exchange Commission or from Connetics’ investor relations contact, as indicated above.
Item 3.03. Material Modification to Rights of Security Holders.
Immediately prior to the execution of the Merger Agreement, the Company and Computershare Trust Company, N.A. entered into the Rights Agreement Amendment. The Rights Agreement Amendment is described in more detail under Item 1.01 above, which description is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of October 22, 2006, by and among Stiefel Laboratories, Inc., Clear Acquisition Sub, Inc. and Connetics Corporation

4.1	Form of Voting Agreements, by and between Stiefel Laboratories, Inc. and each director and executive officer of Connetics Corporation

4.2	Amendment No. 1, dated as of October 22, 2006, to the Rights Agreement dated as of November 21, 2001 between the Company and Computershare Trust Company, N.A.

4.3	Distribution and Supply Agreement dated as of October 22, 2006, by and between Stiefel Laboratories, Inc. and Connetics Corporation

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION
By:	/s/ Scott W. Meggs
Scott W. Meggs
Vice President, Corporate Counsel
Date: October 24, 2006

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger dated as of October 22, 2006, by and among Stiefel Laboratories, Inc., Clear Acquisition Sub, Inc. and Connetics Corporation

4.1	Form of Voting Agreements, by and between Stiefel Laboratories, Inc. and each director and executive officer of Connetics Corporation

4.2	Amendment No. 1, dated as of October 22, 2006, to the Rights Agreement dated as of November 21, 2001 between the Company and Computershare Trust Company, N.A

4.3	Distribution and Supply Agreement dated as of October 22, 2006, by and between Stiefel Laboratories, Inc. and Connetics Corporation